BANK OF COMMUNICATIONS LOAN CONTRACT
(Translated Copy)

Loan No.:                        3791102008M100001000

Borrower:                         Shandong Taibang Biological Products Co., Ltd
Address:                          No.14 East Hushan Road, Taian City, Shandong
Legal representative:     Lam Tung

Lender:                            Taian Branch of the Bank of Communications
Address:                         No.55 Dongyue Street, Taian City, Shandong

According to applicable laws and regulations of the People's Republic of China (the "PRC"), the Borrower and Lender, after reaching an agreement through negotiations, hereby enter into this contract pursuant to Borrower's application to Lender for a working capital loan (the "Loan")

Article 1.  The Loan

1.1.     Type of currency: RMB

1.2.     Loan amount (full-form characters): Forty millions only

1.3.     The Loan under this Loan Contract shall be solely for current capital use.

1.4.     Loan term: October 28, 2008 to August 3, 2010

Article 2.  Interest Rate and Interest Calculation

2.1.     Interest rate: 7.02%, based on 360 days in a year.

2.2.     During the term of this Loan Contract, interest may be changed as prescribed by the People's Bank of China's Basic Rate when said Bank adjusts its interest rate or rate calculation method, in which case Borrower's approval is not necessary.

2.3.     The formula for calculating the interest is as follows: (Daily rate = Monthly rate / 30; Monthly rate = Annual rate / 12) Interest on the loan = (the prescribed interest rate under this Loan Contract) x (Loan amount) x (actual days of use), where actual days of use is calculated from the day the Loan is issued.

2.4.     Settlement of interest under this Loan Contract is to be calculated per actual no. of days. The settlement date is the 20th day of each month. All principal and interest shall be paid in full on the day the term of the Loan expires.

2.5.     Penalty interest will be based on the prevailing Basic Rate + 50% on any overdue balance and +100% for misappropriation of loan.

Article 3.  Release and repayment of funds under the Loan

3.1.     Borrower must make the application to Lender at least 3 banking days in advance.

3.2.     Lender shall have the right to examine the following conditions before releasing funds under the Loan and shall decide whether to release funds based on results of the examination:

(1)     Whether Borrower has performed all legally-required procedures such as obtaining government licenses, approvals and registration and other procedures Lender may require of Borrower;

(2)     Whether a related guaranty contract is currently in effect, if any.

(3)     The financial standing of the Borrower does not have any adverse material change.

(4)     The Borrower has complied with all the terms under this Loan Contract.

3.3.     Actual loan amount and drawdown date will be according to Loan Drawdown Voucher; and

3.4.     The funds release date and amount shall be as recorded in the Loan Voucher.

3.5.     Borrower may repay the Loan in advance upon approval from Lender.

Article 4.  Borrower's Declaration and Warranties

4.1.     Borrower is a legal entity and is eligible to enter into contract on it own and take legal obligation.

4.2.     Borrower is obliged by signing this agreement in good faith and has obtained all necessary authorization and approval under law.

4.3.     Borrower warrants that all financial statements and related materials needed by Lender is true, complete and accurate.

Article 5.  Lender's Right and Obligation

5.1.     Lender has the right to demand repayment the principal, interest, penalty of the Loan, including expenses payable by the Borrower according to this agreement. Lender shall have the legal right and other right that is entitled under this agreement.

5.2.     Except required by law, the Lender has a duty to keep the Borrower's financial and operations information confidential.

Article 6.  Obligations of Borrower

6.1.     Borrower shall repay principal and interest in the currency provided in Article 1.1 above.

6.2.     Borrower shall not misappropriates loan funds for other purpose.

6.3.     Borrower shall pay any expenses incurred under this agreement including but not limit to public notary fee, verification fee, valuation fee and registration fee.

6.4.     Borrower warrants that it will cooperate with Lender on the supervision and inspection of the use of the funds borrowed under this Loan Contract and of the business condition of Borrower and that it will promptly provide all financial statements and related materials needed by Lender, which Borrower warrants to be true, complete and accurate.

6.5.     Borrower warrants that it will issue written notices to Lender upon occurrence or possible occurrence of the following events within thirty days thereof:

1.     Borrower sells, leases, transfers or otherwise disposes of all or part of its assets;

2.     Borrower's operational system or organizational form of property ownership is changed materially, including, but not limited to, introducing the practice of contracting, conducting leasing operations, entering into joint operations, restructuring equity, merging with (acquiring) other entities, entering into a joint venture (cooperative arrangement), splitting into separate entities, setting up a subsidiary, transferring title to property, reducing capital, termination or dissolution and filing for bankruptcy;

6.6.     Borrower warrants that it will issue written notices to Lender upon occurrence or possible occurrence of the following events within seven days thereof:

1.     Borrower amends it articles of association, replaces its legal representative, reduces its registered capital or makes material changes in its finances or personnel

2.     Borrower or Guarantor shall or may or has applied bankruptcy by Creditors.

3.     Borrower is a party to a material legal suit or its main assets have been put under property preservation or other orders;

4.     Borrower provides a guaranty to a third party, which will have a material adverse effect on its financial position or its ability to perform its obligations under this Loan Contract;

5.     Borrower has signed a significant contract that has a material impact on its financial and operations;

6.     Borrower or Guarantor stops production, suspense business, dismiss, suspense for reorganization, or business licence is withdrawn or terminated;

7.     Illegal activities involving the Borrower, its legal representative or its principal officers;

8.     Borrower experiences other matters which will produce a material adverse effect on its financial position or ability to repay its debt.

Article 7  Others (blank)

Article 8  Demand for Early Repayment

8.1.     Upon the occurrence of the following events, Lender has the authority to suspense the release of undrawn loan, and demand repayment of the principal and interest due immediately:

1.     The representation and warranty of the Borrower under clause 4 below is untrue;

2.     Borrower breaches the conditions of this agreement;

3.     Actual occurrence of Clause 6.6.

4.     During the course of other business the Borrower with the Lender, there is delay in fulfilling contractual obligation of the Borrower even after repetitive notices demanding for rectification.

Article 9.  Events of Default

9.1.     Borrower is delinquent in its repayment of the principal or interest;

9.2.     Borrower is delinquent to pay the relevant expenses due to occurrence of clause 9.1.;

9.3.     Borrower has the act of avoiding the supervision of the Lender, delaying repayment of principal and interest or intending to delinquency, the Lender has the right to inform relevant authority and publish the event in media.

Article 10  Set Off

10.1.     Lender has the right to set off against the balance in Bank of Communication of the Borrower in the event of overdue principal and interest;

10.2.     After set off, Lender will inform Borrower which bank account it has been deducted, Loan Contract no., loan drawdown voucher number, set off amount and the remaining outstanding amount;

10.3.     In case of insufficient fund, the set off will follow the sequence. First, to settle any necessary expenses due but not paid. Second to set off principal, interest, penalty interest and compound interest less than 90 days and then those amount over 90 days.

10.4.     In the case of settling between different currencies, the Lender will adopt the exchange rate quoted by the Bank of Communications on the day of the set off.

Article 11  Disputes

11.1.     Any disputes arising from any clause under this Agreement shall be resolved at the Court where the Lender is governed. Each party shall continue to perform the remaining non-disputed clauses under this Agreement.

Article 12  Other

12.1     The Loan Drawdown Voucher under this Loan Contract and related documents and materials confirmed by both parties are inseparable components of this Loan Contract.

12.2     This Loan Contract shall become effective upon signature (or seal) by legal representatives or authorized representatives of both parties and upon the affixing of the official seals of both parties.

9.4.     This Loan Contract has three originals, which are identical to each other, with each of the parties holding one copy.

Borrower (Official Seal): Shandong Taibang Biological Products Co., Ltd

Legal Representative or Authorized Representative
  (Signature or Personal Seal):

Date of Signature: 28 October, 2008

Lender (Official Seal): Taian Branch of the Bank of Communications, Loan Contract seal

Legal Representative or Authorized Representative
  (Signature or Personal Seal):

Date of Signature: 28 October, 2008